UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OptimumBank Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

PROXY STATEMENT

2026 ANNUAL MEETING OF SHAREHOLDERS

GENERAL MEETING INFORMATION

Date: April 28, 2026

Time: 10:00 a.m., Eastern Time

Location: OptimumBank Executive Offices

2929 East Commercial Boulevard, Suite 303

Fort Lauderdale, Florida 33308

Live Stream: https://events.q4inc.com/attendee/178187333/guest

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT!

Whether or not you expect to attend in person, we urge you to vote your shares via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting for your stock at the meeting if you want to do so, as your vote by proxy is revocable at your option.

Voting by the Internet is fast and convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet, you help us reduce postage and proxy tabulation costs.

Or, if you prefer, you can return the enclosed Proxy Card in the envelope provided.

PLEASE DO NOT RETURN THE ENCLOSED PROXY CARD IF YOU ARE VOTING OVER THE INTERNET.

VOTE BY INTERNET:

http://www.cstproxyvote.com

24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Go to the following website:

https://optimumbankinvestors.com/sec_filings.php

Have your Proxy Card in hand and follow the instructions.

1

OPTIMUMBANK
CHAIRMAN OF THE BOARD'S LETTER TO SHAREHOLDERS

Over the past four years, we have increased pre-tax, pre-provision earnings from $4.2 million in 2021 to $24.2 million in 2025, with a compound annual growth rate of approximately 54.6%. Few institutions in our peer group have demonstrated this combination of scale expansion and profitability improvement.

Net Interest Margin (%)
3.56
3.53
3.75
3.83
4.28
2021
2022
2023
2024
2025

Net Earnings Pre-Tax, Pre-Provision Core ($000)
$4,242
$8,858
$12,504
$19,853
$24,207
2021
2022
2023
2024
2025

Strong Balance Sheet Growth

Balance sheet expansion in 2025 remained disciplined, diversified, and relationship-driven, with continued momentum across assets, loans, and deposits.

- Total Assets: $1.11 billion, up $178.7 million year-over-year
- Total Net Loans: $947.3 million, up 19.2%
- Total Deposits: $931.8 million, up 20.7%
- Assets CAGR since 2021: 33.32%
- Loan CAGR since 2021: 39.75%
- Deposit CAGR since 2021: 33.60%

Our Tier 1 leverage ratio ended the year at 11.39%, reinforcing our strong capital position even as we continued to grow at an accelerated pace.

WE'RE ALL THE BANK YOU'LL EVER NEED!
2

OPTIMUMBANK
CHAIRMAN OF THE BOARD'S LETTER TO SHAREHOLDERS

In December 2025, we continued our anniversary celebration by hosting a 25th-anniversary event in South Florida attended by more than 350 shareholders, clients, employees, and community partners. The evening celebrated the relationships and trust that have fueled OptimumBank's growth for a quarter century and reinforced the deep connections that define our franchise.

12.11.25
A Family Renuion of Clients, Colleagues & Friends
25 YEARS
OPTIMUMBANK
Daniel Photography 347-777-2621
OPTIMUMBANK

WE'RE ALL THE BANK YOU'LL EVER NEED!
5

OPTIMUMBANK
CHAIRMAN OF THE BOARD'S LETTER TO SHAREHOLDERS

Community Commitment

As we have scaled, we have remained deeply grounded in our community banking roots and longstanding commitment to the communities we serve. Throughout 2025, OptimumBank devoted significant time, leadership engagement, and financial support to local schools, synagogues, and organizations dedicated to education, financial literacy, and social support for families in need.

Our team actively partners with Jewish educational institutions and community organizations across South Florida, including student financial literacy programs with Yeshiva Elementary School, and sponsorship and participation in initiatives supporting the Alper Jewish Community Center, the Jewish National Fund, and March of the Living. These efforts reflect our commitment to strengthening families, preserving heritage, and expanding opportunity within the communities we serve.

In addition, we partnered with Habitat for Humanity of Broward to provide zero-interest mortgage loans to six local families, helping open the door to sustainable homeownership and long-term financial stability.

Our mission remains unchanged, to combine strong profitability with meaningful and lasting community impact, and I am personally very proud of the role our team plays in supporting the communities we serve.

OPTIMUMBANK
Treasury Management
Extended Deposit Insurance
Business and Personal Banking
Mobile Banking and Zelle
Small Business Lending
Skilled Nursing Lending
Commercial Lending
) 900-2800
mumbank.com
OPTIMUMBAN
www.optimumbank.c
(954) 900-2800

WE'RE ALL THE BANK YOU'LL EVER NEED!
7

OPTIMUMBANK HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on April 28, 2026

To the Shareholders:

The annual meeting of the shareholders of OptimumBank Holdings, Inc. will be held at the executive offices of OptimumBank, 2929 East Commercial Boulevard, Fort Lauderdale, Suite 303, Florida 33308, on Tuesday, April 28, 2026, at 10:00 a.m. for the following purposes:

1. To elect six (6) directors;

2. To approve an amendment to the Company’s Articles of Incorporation to authorize a class of nonvoting common stock;

3. To ratify the selection of Hacker, Johnson & Smith, P.A. as the Company’s independent auditor for the 2026 fiscal year; and

4. To adjourn the annual meeting in the event there are not sufficient votes to approve one or more of the foregoing proposals.

Only shareholders of record at the close of business on March 9, 2026, are entitled to notice of, and to vote at, this meeting. Also enclosed is a copy of our Annual Report on Form 10-K for 2025, which contains important information about our company.

By order of the Board of Directors

Moishe Gubin, Chairman
Fort Lauderdale, Florida
March 24, 2026

IMPORTANT

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, or by signing, dating, and returning the enclosed proxy card will save our company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 28, 2026. Our Proxy Statement and Annual Report on Form 10-K for 2025 are available at https://optimumbankinvestors.com/sec_filings.php

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OPTIMUMBANK HOLDINGS, INC.

2929 East Commercial Boulevard

Fort Lauderdale, Florida 33308

PROXY STATEMENT

2026 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 28, 2026

This Proxy Statement will be first mailed to shareholders on or about March 24, 2026. It is furnished in connection with the solicitation of proxies by the Board of Directors of OptimumBank Holdings, Inc. (the “Company” or “OptimumBank Holdings”) to be voted at the annual meeting of the shareholders of the Company. The annual meeting will be held at 10:00 a.m. on Tuesday, April 28, 2026, at the executive offices of OptimumBank (the “Bank”), 2929 East Commercial Boulevard, Suite 303, Fort Lauderdale, Florida 33308. At the meeting, shareholders will vote on the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing and delivering another proxy dated as of a later date. The Company will pay the cost of solicitation of proxies.

Shareholders of record at the close of business on March 9, 2026, will be entitled to vote at the meeting on the basis of one vote for each share held. The total number of registered shareholders of Optimumbank Holding’s common stock outstanding on the Record Date was approximately 1,517 with 12,166,437 shares of common stock outstanding. Certain shares are held in “street” name and accordingly, the number of beneficial owners of such shares is not known or included in the foregoing number.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

When and where will the annual meeting take place?

The annual meeting will be held on April 28, 2026, at 10:00 a.m. (local time), at the executive offices of the Bank, 2929 East Commercial Boulevard, Suite 303, Fort Lauderdale, Florida 33308. Register to join via the live stream at https://events.q4inc.com/attendee/178187333/guest

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on March 9, 2026 (the “Record Date”) and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

What am I voting on?

You are being asked to vote on four items:

1. To elect six (6) directors (see page 4);

2. To approve an amendment to the Company’s Articles of Incorporation to authorize a class of nonvoting common stock (see page 8);

3. To ratify the selection of Hacker, Johnson & Smith, P.A. as the Company’s independent auditor for the 2026 fiscal year (see page 10); and

4. To adjourn the annual meeting in the event there are not sufficient votes to approve one or more of the foregoing proposals (see page 11).

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How do I vote?

Shareholders of Record

If you are a shareholder of record, there are three ways to vote:

● By internet at http://www.cstproxyvote.com;

● If you request printed copies of the proxy materials, you may vote by proxy by completing and returning your proxy card in the postage-paid envelope provided by the Company; or

● By voting in person at the meeting.

Street Name Holders

Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.”

If your shares are held in street name, you should follow the voting instructions provided by your broker. If you requested printed copies of the proxy materials, you may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the Internet. Check your notice from your broker for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Regardless of how your shares are registered, if you request printed copies of the proxy materials, complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What is the deadline for voting via Internet?

Internet voting is available through 11:59 p.m. (Eastern Time) on Monday, April 27, 2026 (the day before the annual meeting).

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1. FOR each of the persons nominated by the Board of Directors to serve as director;

2. FOR amending the Company’s Articles of Incorporation to authorize a class of nonvoting common stock;

3. FOR ratifying the selection of Hacker, Johnson & Smith, P.A. as the Company’s independent auditor for the 2026 fiscal year; and

4. FOR adjourning the annual meeting in the event there are insufficient votes to approve one or more of the foregoing proposals.

Unless you give contrary instructions in your proxy, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your proxy would authorize Moishe Gubin and Joel Klein, directors of the Company, to vote on such matters in their discretion.

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Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the annual meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

You will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 12,166,437 outstanding shares of common stock on the Record Date. Each of these shares is entitled to one vote. There is no cumulative voting.

How many votes must be present to hold the meeting?

The holders of a majority of the Company’s common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 50% plus one share must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

For the election of directors (Proposal No. 1), the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum.

For the approval of the amendment to the Company’s Articles of Incorporation to authorize a class of nonvoting common stock (Proposal No. 2), the affirmative vote of a majority of the outstanding shares will be required for approval. An abstention with respect to this proposal will not be voted with respect to the amendment, although it will be counted for the purpose of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For the ratification of the appointment of Hacker, Johnson & Smith, P.A. (Proposal No. 3), the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to this proposal will be counted for the purpose of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

For the adjournment of the annual meeting (Proposal No. 4), the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to this proposal will be counted for the purpose of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

12

Can I change my vote?

Yes. If you are a shareholder of record, you may change your vote at any time before your proxy is voted at the annual meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can submit new proxy instructions either on a new proxy card or via the Internet. Third, you can attend the meeting, and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on March 9, 2026 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of the Company’s stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

1. FOR each of the persons nominated by the Board of Directors to serve as directors;

2. FOR amending the Company’s Articles of Incorporation to authorize a class of nonvoting common stock;

3. FOR ratifying the selection of Hacker, Johnson & Smith, P.A. as the Company’s independent auditor for the 2026 fiscal year; and

4. FOR adjourning the annual meeting in the event there are insufficient votes to approve one or more of the foregoing proposals.

Who can help answer my questions?

If you are a shareholder, and would like additional copies, without charge, of this proxy statement or if you have questions about the annual meeting, including the procedures for voting your shares, you should contact Seth Denison, Managing Director of Investor Relations, VP of Corporate Relations, at (305) 401-4140

13

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors currently has six members, and directors are elected annually to one-year terms. Each of our current directors has been recommended by the Nominating Committee and nominated for election by the Board to hold office until the 2027 annual meeting and the election of their successors.

All of the nominees currently serve on our Board. Each of the nominees has previously been elected by the shareholders. Our directors have a wide range of skills, experience and professional qualifications. In addition to demonstrating leadership ability, our directors bring diverse experience in public and private companies, banking and financial services, the public sector and non-profit organizations. The following table summarizes key information regarding the nominees for election to the Board of Directors, including their age, independence status, tenure, and current committee memberships.

				Director
Nominee	Age (1)	Gender	Independent	Since	Board Committees
Moishe Gubin	49	Male	Yes	2010	Compensation Committee (Chairman)
Chairman					Nominating Committee (Chairman) Audit Committee
Joel Klein	79	Male	No	2012	None

Thomas Procelli	71	Male	Yes	2017	Audit Committee (Chairman) Nominating Committee
					Compensation Committee
Avi Zwelling	53	Male	Yes	2017	Nominating Committee
					Compensation Committee
Michael Blisko	50	Male	Yes	2021	None

Steven Newman	49	Male	Yes	2022	Audit Committee

The accompanying proxy will be voted in favor of the nominees listed above to serve as directors unless the shareholder indicates otherwise on the proxy card. The election of the Company’s directors requires a plurality of the votes cast in person or by proxy at the meeting. Management expects that each of the nominees will be available for election. However, if any nominee is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee to be designated by the Board of Directors. The following section provides additional information about each nominee.

Michael Blisko, age 50, has served as a director since May 2021. Mr. Blisko has been the Chief Executive Officer for Infinity Healthcare Management, LLC, a company that provides consultation services to skilled nursing facilities and other health care facilities with over 10,000 beds. Mr. Blisko is currently a director of Strawberry Fields REIT, Inc. (NYSE American: STRW), an owner of a portfolio of healthcare properties. Mr. Blisko is a principal of related healthcare companies, including United Rx, a long-term pharmacy, Xcel Med, and Bella Monte Recovery. Currently, Mr. Blisko is on the national executive committee for Post-Acute Care for the American Healthcare Association (AHCA) in Washington D.C. Mr. Blisko founded and currently serves on the Board of Directors of The Ambassador Group which represents regional Post-Acute Operators serving over one hundred thousand residents throughout the country. Mr. Blisko is on the Deans Advisory Board for Hofstra University Graduate School for Health and Applied Sciences. Mr. Blisko holds a master’s degree in Healthcare Administration from Hofstra University and a BA in Talmudic Letters from Bais Yisroel, Jerusalem. As a significant shareholder of the Company, Mr. Blisko provides a shareholder perspective to the Board. Mr. Blisko’s experience as an executive of several healthcare companies provides the Board with general management expertise.

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Moishe Gubin, age 49, has served as a director of the Company and OptimumBank since March 2010. Mr. Gubin is Chief Executive Officer of Strawberry Fields REIT, Inc. (NYSE American: STRW), an owner of a portfolio of healthcare properties. Mr. Gubin has been the CEO of this company and its predecessor since 2008. From 2004 to 2014, Mr. Gubin was the Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other healthcare facilities. Mr. Gubin graduated from Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies. Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center (www.midwesttorah.org). He also attended Yeshiva Bais Israel where he received a BA in Talmudic Literature. Mr. Gubin has been a licensed Certified Public Accountant in the State of New York since 2010. As a long-time director and significant shareholder of the Company, Mr. Gubin brings extensive experience with the Company and a shareholder perspective to the Board. Mr. Gubin’s experience in accounting provides the Board with expertise in accounting matters and his experience as the CEO of a large healthcare company provides the Board’s with the general management expertise.

Joel Klein, age 79, became a director of the Company and OptimumBank in February 2012. Since February 2020, Mr. Klein has also been serving as the Company’s interim Chief Financial Officer, until the Company designates his replacement. Mr. Klein worked in accounting and finance for more than 41 years, including six years as a CPA in public accounting. From 1989 to 1990, he was the Chief Financial Officer of Choice Drug Systems, Inc., a medical supply company primarily to skilled nursing facilities. From 1991 to 1994, he was a Vice-President of Equilease Corporation, an equipment leasing company. He then served as a Vice President of The Stamford Capital Group, Inc., an independent corporate advisory company, from 1994 to 2005, providing high quality advisory services to medium market clients, particularly mergers and acquisitions, divestitures, management buy outs and other strategic financial advisory services. From 2006 to 2010, he was the Chief Financial Officer of Taxi Affiliation Services, LLC, a taxi company located in Chicago, Illinois. Mr. Klein has been a private investor since 2010. Mr. Klein received a Bachelor of Science degree in Accounting from Brooklyn College in 1969. He has been licensed as a CPA in the State of New York since 1972. Mr. Klein’s significant experience in finance and accounting provides the Board with expertise in financing management and accounting issues. His long service as director also aids the Board by providing a deep understanding of the Company’s business.

Steven Newman, age 49, became a director of the Company and OptimumBank in August 2022. Mr. Newman has been the Chief Executive Officer of The Newman Group, LLC, a licensed real estate brokerage firm based in South Florida which he founded in 2002. Mr. Newman is also the Chairman of the Board of Freight Factoring Specialists, LLC, a middle market, full-service factoring company serving the transportation industry, which he founded in 2015. Mr. Newman has been an active real estate investor and served as a board member of several non-profit organizations. Mr. Newman received his BA in Sociology from Queens College at the City University of New York in 1998. As an active participant in the South Florida real estate industry, Mr. Newman provides the Company and the Bank the benefit of his experience and knowledge of the local real estate market, as well as the benefit of his ability as a successful business executive.

Thomas Procelli, age 71, has served as a director of the Company since July 2017 and OptimumBank since October 2012. Mr. Procelli is Chief Financial Officer for Better Living Solutions, a Tallahassee counseling and wellness outpatient center specializing in eating disorder treatment and offers financial institution and business support services through his firm TAP Independent Consulting. Mr. Procelli served as an Executive Vice President since the founding of OptimumBank in October 2000 through September 2015 in the positions of Chief Technology Officer and Chief Operating Officer. Mr. Procelli has been in banking for over 40 years having a diverse background in operations, information systems, compliance and audit. Outside of banking, he has worked in public accounting at the firm of Coopers and Lybrand and in mortgage origination software product development at Fiserv. He received his MBA in Finance in 1979 and his BBA degree in Accounting in 1976 from Hofstra University located in Hempstead, New York. Mr. Procelli’s 15 years of service as an executive of OptimumBank provides the Board with the benefit of his expertise in banking and accounting matters, as well as insight into the operations of OptimumBank.

Avi M. Zwelling, age 53, became a director of the Company and OptimumBank in December 2017. Mr. Zwelling is the managing partner of Zwelling Law, PLLC, which has offices in Boca Raton, Florida and Chicago, Illinois. The firm handles commercial litigation, insurance defense, banking, and real estate matters. Mr. Zwelling graduated from Columbia University in New York, New York, with a B.A. in Comparative Religion, and earned a law degree from the Benjamin N. Cardozo School of Law, also in New York, New York. Mr. Zwelling has been providing legal services to the Company since 2012. As an experienced attorney, Mr. Zwelling’s knowledge and expertise in legal matters assists the Board in addressing legal issues faced by the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES.

15

CORPORATE GOVERNANCE

Director Independence

The Board of Directors analyzed the independence of each director and determined that Michael Blisko, Moishe Gubin, Steve Newman, Thomas Procelli, and Avi Zwelling, and each meet the standards of independence under the listing standards of the NYSE American.

The Board of Directors Meetings and Committees

The Company’s Board of Directors met thirteen (13) times during 2025. The independent directors met three times in executive session without management during 2025. Each of the current members of the Board of Directors attended at least 75% of the meetings of the Board and committees on which he served held while he has been a director. The Company’s Board of Directors has established several standing committees, including the following:

Compensation Committee

The Compensation Committee currently consists of Moishe Gubin (Chairman), Thomas Procelli, and Avi Zwelling. The Compensation Committee meets in conjunction with the Nominating Committee.

Messrs. Gubin, Procelli, and Zwelling are independent under NYSE American listing standards. The Compensation Committee reviews and recommends to the Board of Directors the compensation arrangements for executive management and non-employee directors. The Compensation Committee met three (3) times during 2025 and operates under a written charter. A copy of the current Compensation Committee Charter can be viewed on the Company’s website at https://optimumbankinvestors.com/documents.php.

In 2025, no executive officer had a role in determining or recommending the amount or form of outside director compensation. The Compensation Committee does not delegate its authority to any other person. The Compensation Committee does not use consultants to determine or recommend the amount or form of compensation arrangements.

Nominating Committee

The Nominating Committee currently consists of Mr. Gubin (Chairman), Mr. Procelli, and Mr. Zwelling. The Nominating Committee meets in conjunction with the Compensation Committee. The committee evaluates new candidates and current directors and recommends candidates to the Board to fill vacancies occurring between annual shareholder meetings. A copy of the charter for the Nominating Committee can be viewed on the Company’s website at https://optimumbankinvestors.com/documents.php.

All of the director nominees of the Company set forth in the Proposal entitled “Election of Directors” were recommended by the Nominating Committee. The Nominating Committee held three (3) meetings during 2025.

The Nominating Committee will initially consider nominating the Company’s existing directors for re-election to the Board as appropriate or other director nominees proposed, as appropriate, by the directors, and in doing so considers each director’s independence, if required, share ownership, skills, performance and attendance at a minimum of 75% of the Board and respective committee meetings. In evaluating any candidates for potential director nomination, the Nominating Committee will consider candidates that are independent, if required, who possess personal and professional integrity, have good business judgment, relevant experience and skills, including banking, financial, real estate and/or legal expertise, who would be effective as a director in conjunction with the full Board, who would commit to attend Board and committee meetings, and whose interests are aligned with the long-term interests of the Company’s shareholders.

The Nominating Committee will consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the Corporate Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 120th day prior to the first anniversary of the date on which the Company first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders. For the 2027 annual meeting, recommendations must be received by November 24, 2026, which is the 120th day prior to the first anniversary of the date on which the Company first mailed its proxy materials for the 2026 annual meeting. The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the SEC’s proxy rules. In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2027 annual meeting, notice must be submitted by the same deadline as disclosed above and must include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.

16

Audit Committee

The Audit Committee of the Board of Directors is responsible for the oversight of the Company’s financial and accounting reporting processes and the audits of the Company’s financial statements. The Audit Committee is currently composed of three non-employee directors consisting of Thomas Procelli (Chairman), Moishe Gubin, and Steven Newman. The Audit Committee operates under a written charter adopted and approved by the Board of Directors. A copy of the current Audit Committee Charter can be viewed on the Company’s website at https://optimumbankinvestors.com/documents.php.

The Board determined that all of the members of the Audit Committee were financially literate and independent in accordance with NYSE American listing standards applicable to audit committee members. The Board has determined that Thomas Procelli is an “audit committee financial expert” as defined by SEC rules. The Audit Committee met four (4) times during 2025. A Report from the Audit Committee is included on page 11.

Attendance by Directors at Annual Shareholders’ Meetings

The Company expects its directors to attend the annual meeting. All of the current directors attended the 2025 annual meeting held on April 29, 2025.

Shareholder Communications with the Board of Directors

The Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to: Board of Directors, OptimumBank Holdings, Inc., at 2929 East Commercial Boulevard, Suite 303, Fort Lauderdale, Florida 33308, Attention: Mary Franco. All communications will be compiled by the Corporate Secretary and submitted to the members of the Board. Concerns about accounting or auditing matters or possible violations of the Company’s Code of Ethics should be reported under the procedures outlined in the Company’s Whistleblower Policy. Our Whistleblower Policy is available on the Company’s website at https://optimumbankinvestors.com/documents.php.

Hedging Policy

The Company has adopted an insider Trading Policy that governs the purchase, sale, and other dispositions of the Company’s securities by directors, officers, and employees. The policy is designated to promote compliance with applicable securities laws and to prevent insider trading violations. The Company’s Insider Trading Policy prohibits directors and executive officers from engaging in hedging or other speculative transactions involving the Company’s securities, including short sales and transactions in calls, puts or other derivate securities.

Board Leadership Structure and Role in Risk Oversight

The Company’s policy is to separate the roles of Chairman and principal executive officer of the Company. At the present time, Moishe Gubin serves as the Chairman of the Board.

The Board believes that risk management is an important component of the Company’s corporate strategy. While we assess specific risks at the Company’s committee levels, the Board, as a whole, oversees the Company’s risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through committee reports about the Company’s risks. The Audit Committee reviews and assesses the Company’s processes to manage financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation practices and policies.

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PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE A CLASS OF NONVOTING COMMON STOCK

The Board has unanimously approved, subject to stockholder approval, an amendment to the Company’s Articles of Incorporation (the “Articles Amendment”) to authorize a new class of capital stock designated as Nonvoting Common Stock, par value $0.01 per share (the “Nonvoting Common Stock”).

If approved, the Articles Amendment will authorize the issuance of up to 30,000,000 shares of Nonvoting Common Stock. The full text of the proposed Articles Amendment is attached as Appendix A to this Proxy Statement.

Purpose and Rationale for the Articles Amendment

The Board believes that authorizing Nonvoting Common Stock is in the best interests of the Company and its shareholders because it will:

●	Provide additional flexibility to raise capital without diluting the voting power of existing shareholders;

●	Enhance the Company’s ability to structure strategic transactions, including acquisitions and joint ventures;

●	Provide flexibility to raise capital while adhering to the rules of the Company’s banking regulators concerning control of the Company and the Bank; and

●	Allow the Company to respond more efficiently to financing opportunities without the delay and expense of seeking further shareholder approval, except as required by law or NYSE American rules.

If the Articles Amendment is approved, the Company expects to exchange all outstanding shares of Company Series B Convertible Preferred Stock and Series C Convertible Preferred Stock for shares of Nonvoting Common Stock, as follows:

Stockholder	Class	Shares to be Exchanged	Nonvoting Shares to be Issued
AllianceBernstein L.P.	Series C	875,641	857,641
Michael Blisko	Series B	615	5,025,766
Gubin Enterprises Limited Partnership (a related interest of Moishe Gubin)	Series B	680	5,556,944

Other than such issuances, the Company currently has no definitive plans, arrangements, or understandings to issue shares of Nonvoting Common Stock. However, the Board believes it is advisable to have the ability to issue such shares when appropriate opportunities arise.

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Description of the Nonvoting Common Stock

If approved, the Nonvoting Common Stock will have the following material rights and limitations:

Voting Rights. Holders of Nonvoting Common Stock will not be entitled to vote on matters submitted to shareholders, except as required by the Florida Business Corporation Act (the “FBCA”). Under the FBCA, holders of a class of shares are entitled to vote as a separate voting group on an amendment to the Articles of Incorporation if the amendment would:

●	Alter or change the powers, preferences, or special rights of the shares so as to affect them adversely;

●	Increase or decrease the number of authorized shares of that class; or

●	Otherwise require a class vote under applicable law.

Dividend Rights. Holders of Nonvoting Common Stock will be entitled to receive dividends, if and when declared by the Board, on the same per-share basis as holders of the Company’s voting common stock, subject to the preferential rights of any outstanding preferred stock.

Liquidation Rights. Upon any voluntary or involuntary liquidation, dissolution, or winding up of the Company, holders of Nonvoting Common Stock will be entitled to share ratably with holders of voting common stock in the Company’s net assets available for distribution, after payment of liabilities and subject to the rights of any outstanding preferred stock.

Other Rights. Nonvoting Common Stock will not have cumulative voting rights, preemptive rights, subscription rights, redemption rights, or sinking fund provisions, unless otherwise provided in the Articles Amendment or required by law.

Effects of the Proposal

The authorization of Nonvoting Common Stock and the issuance of such shares will have certain effects on the holders of the Company’s voting common stock.

Economic Dilution. Issuances of Nonvoting Common Stock would dilute the economic interests of existing shareholders, including earnings per share and book value per share, to the extent shares are issued below book value. Both the Series B Convertible Preferred Stock and Series C Convertible Preferred Stock S are convertible into shares of Nonvoting Common Stock, which could further increase the number of shares outstanding.

Voting Power. Because the Nonvoting Common Stock will not have general voting rights, issuance of such shares would not dilute the voting power of existing voting shareholders, except as may be required by law with respect to class voting matters.

Potential Anti-Takeover Effect. The availability of authorized but unissued shares of Nonvoting Common Stock could have an anti-takeover effect. For example, the Board could issue shares to friendly investors in a transaction that could make a change in control more difficult or discourage unsolicited acquisition proposals. The Board is not aware of any current effort to obtain control of the Company and has no present intention of using the authorization of Nonvoting Common Stock for anti-takeover purposes. The Board believes the increased flexibility outweighs any potential anti-takeover impact.

Interests of Directors and Executive Officers

Except as disclosed above with respect to Michael Blisko and Moishe Gubin, the Company’s directors and executive officers have no interest in this proposal that differs from the interests of shareholders generally.

Vote Required and Recommendation of Board of Directors

Assuming the presence of a quorum, this proposal will require the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE A CLASS OF NONVOTING COMMON STOCK.

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PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee has selected Hacker, Johnson & Smith, P.A. (“Hacker Johnson”) as the Company’s independent auditor for the 2026 fiscal year, and the Board asks shareholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and oversee the Company’s independent auditor, the Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Hacker Johnson for ratification by shareholders as a matter of good corporate governance.

Assuming the existence of a quorum, the affirmative vote of the majority of the shares represented in person or by proxy and entitled to vote at the meeting is required to approve this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF HACKER, JOHNSON & SMITH, P.A. AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE 2026 FISCAL YEAR.

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PROPOSAL NO. 4

ADJOURNMENT OF THE ANNUAL MEETING

The Board is asking for your approval to adjourn the Annual Meeting in the event that there are an insufficient number of votes to approve one or more of the foregoing proposals at the Annual Meeting. In order to permit proxies to be voted for an adjournment, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time and place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

Assuming the existence of a quorum, the affirmative vote of the majority of the shares represented in person or by proxy and entitled to vote at the meeting is required to approve this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADJOURNEMNT OF THE ANNUAL MEETING IN THE EVENT THERE ARE NOT SUFFICIENT VOTES TO APPROVE ONE OR MORE OF THE FOREGOING PROPOSALS.

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2025 with the Company’s management and has discussed with the independent auditors, Hacker, Johnson & Smith, P.A., communications pursuant to applicable auditing standards. In addition, Hacker, Johnson & Smith, P.A. has provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Hacker, Johnson & Smith, P.A., the independent auditor’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and selected Hacker, Johnson & Smith, P.A. as the Company’s independent auditor for 2026.

AUDIT COMMITTEE

Thomas Procelli (Chairman)

Moishe Gubin

Steven Newman

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INDEPENDENT ACCOUNTANTS

Hacker, Johnson & Smith, P.A., the Company’s independent registered public accounting firm, audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2025. A representative from Hacker, Johnson & Smith, P.A., independent public auditors for the Company for 2024 and 2025, is expected to be present at the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

Audit Fees

The following table is a summary of the fees billed to the Company by Hacker, Johnson & Smith, P.A. for professional services rendered for the years ended December 31, 2024 and 2025:

Fee Category	2024 Fees	2025 Fees

Audit Fees	$105,000	$119,500

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Hacker, Johnson & Smith, P.A. in connection with statutory and regulatory filings or engagements.

Pre-approved Services. Consistent with SEC rules regarding auditor independence, the Company’s Audit Committee Charter requires the Audit Committee to pre-approve all audit services and non-audit services permitted by law and Audit Committee policy (including the fees and terms of such services) to be performed for the Company by the independent auditors, subject to the “de minimis” exceptions for non-audit services described in SEC rules that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate pre-approval authority to a member of the committee. The decisions of any committee member to whom pre-approval is delegated must be presented to the Audit Committee at its next scheduled meeting.

EXECUTIVE MANAGEMENT

Since June 2016, Timothy Terry, has served as President and Chief Executive Officer of the Bank and as the Company’s principal executive officer, and since May 2025, Elliot Nunez, Chief Financial Officer of the Bank, has been served as the Chief financial officer for the Bank and the Company.

The background of Mr. Terry and of Mr. Nunez is set forth below.

Timothy Terry, age 71, was appointed President and Chief Executive Officer of the Bank in February 2013. Mr. Terry has been in banking for 38 years and he previously was a President/CEO of Putnam State Bank in Palatka, Florida. Prior to joining OptimumBank, he served as President, CEO and Senior Loan Officer for Enterprise Bank of Florida in North Palm Beach, Florida, and held senior lending, branch administration & sales management positions at Palm Beach National Bank & Trust, Flagler National Bank of the Palm Beaches and Comerica Bank. Mr. Terry received his BBA degree in finance from Western Michigan University located in Kalamazoo, Michigan. He is also a graduate of the American Bankers Association Stonier Graduate School of Banking at the University of Delaware.

Elliot Nunez, age 59, was appointed Executive Vice President and Chief Financial Officer of the Bank in February 2020. He currently serves on the following committees: Asset-Liability (ALCO), IT Steering, Contingency Funding, CRA, BSA and Compliance. Previously, he served as Chief Financial Officer of Brickell Bank, Miami, Florida, and Mellon United National Bank, Miami, Florida. Mr. Nunez also worked at KPMG LLP as a Senior Manager, where he delivered assurance and advisory services to banking clients. Mr. Nunez is a Certified Public Accountant and a Chartered Global Management Accountant. He received his Bachelor of Accounting from Florida International University.

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EXECUTIVE COMPENSATION

The following table shows the compensation paid by the Company and the Bank for 2024 and 2025 to the persons acting as pal executive officer and principal financial officer during this period.

Summary Compensation Table

Name and				All Other	Total
Principal Position	Year	Salary ($)	Bonus ($)	Compensation ($)	Compensation ($)

Timothy Terry	2025	$530,000	$150,000	$-	$680,000
President and Chief Executive Officer	2024	$390,000	$109,000	$-	$499,000
	2023	$365,000	$50,000	$-	$415,000

Elliot Nunez (1) Chief Financial Officer	2025	$277,000	$-	$-	$277,000

(1)	For 2025, Mr. Nunez was appointed as Chief Financial Officer for the Company in May 2025.

Stock Options

No stock options were granted to any of the executive officers in 2025 or 2024. None of the Company’s executive officers holds any stock options.

Stock Grants

No stock grants were issued to any of the executive officers in 2025.

Summary of the 2018 Equity Incentive Plan (“the “Plan”)

The Board of Directors of the Company believes that equity compensation is a key aspect of the Company’s ability to attract and retain qualified directors and officers. During 2025, the Company issued 132,861 shares of common stock to Moishe Gubin as part of his compensation for his services as a director.

As of the date of this proxy statement, the Company has issued an aggregate of 922,691 shares under the Plan. As a result, there are 627,309 shares remain available for future issuance under the Plan.

The principal features of the plan are summarized below.

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Plan Administration. The plan is administered by our Board of Directors, a majority of whom meet the NYSE American standard for director independence, and/or our Board’s Compensation Committee, which consists of at least two members of the Board, each of whom meets the NYSE American standard for director independence. The Board, through its Compensation Committee, has the sole authority, among other things, to:

● Select participants and grant awards,

● Determine the number of shares to be subject to the types of awards,

● Determine the terms and conditions upon which awards will be granted under the plan, including the vesting requirements of awards,

● Prescribe the form and terms of award agreements,

● Establish procedures and regulations for the administration of the plan,

● Interpret the plan, and

● Make all determinations necessary or advisable for administration of the plan.

Eligibility. The directors and employees of the Company and its subsidiaries are eligible to participate in the plan.

Awards. The plan provides for the grant of incentive and non-statutory options, bonus shares, restricted shares, and performance shares, as such terms are defined in the plan.

Shares Subject to the Plan. If the amendment is approved, the number of shares of common stock that may be issued under the plan will increase from 1,050,000 shares to 1,550,000 shares. If any shares are subject to an award under the plan that is forfeited, cancelled, expires, lapses or otherwise terminates without the issuance of such shares, those shares will again be available for grant under the plan. Likewise, shares that are tendered to the Company by a participant as full or partial payment of the exercise price of any stock option granted under the plan or in payment of any withholding tax incurred in connection with any award under the plan will be available for issuance under the plan. The shares issued under the plan may consist, in whole or in part, of authorized but unissued shares or treasury shares.

Adjustments. In the event of a merger or consolidation (in each case where the shares of the Company are converted into stock and/or cash of another entity), or any corporate structure affecting Company common stock, adjustments and other substitutions will be made to the plan, including adjustments in the maximum number of shares subject to the plan and other numerical limitations. Adjustments will also be made to awards under the plan as the Board in its sole discretion deems equitable or appropriate.

Options. Incentive and non-statutory options to purchase shares of Company common stock may be granted under the plan, either alone or in addition to other awards and for no consideration or for such consideration as the Board and/or Compensation Committee may determine or as may be required by applicable law. The price at which a share may be purchased under an option may not be less than the market value of a share on the date the option is granted. Market value means the last reported sale price of Company common stock reported on The Nasdaq Capital Market on the relevant date of determination. The plan permits the Board and/or Compensation Committee to establish the term of each option, but its term may not exceed ten years. Options may be exercised for whole shares only. If an option would otherwise be exercisable for fractional shares, the option is rounded down to the nearest whole share amount. Options may vest and become fully exercisable in the event a change in control occurs as described below. The plan contains various provisions governing the participant’s right to exercise an option upon the termination of the participant’s employment with the Company.

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Restricted Stock. Restricted stock awards may be issued to participants for no cash consideration, or for such minimum consideration as may be required by applicable law, either alone or in addition to other awards granted under the plan. Restricted stock vests and becomes fully exercisable as determined by the Board. Restricted stock vests and becomes fully exercisable in the event: (i) a change in control occurs, as described below, and service is terminated within 12 months thereafter; or (ii) of the death or disability of the participant. If a participant’s service with the Company is terminated, the participant will forfeit any unvested restricted stock (except in certain cases following a change in control).

Performance Share Awards. Other awards of Company common stock that are valued in whole or in part by reference to, or are otherwise based on, Company common stock or the attainment by the Company of certain performance goals, may be granted to participants, either alone or in addition to other awards. Stock awards are paid in shares of Company common stock. Shares granted as stock awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. At the time the performance goals established have been attained or otherwise satisfied within the performance cycle, the payment of the performance shares in the name of the participant will be made at the end of the performance cycle.

Bonus Shares and Awards in Lieu of Obligations. Bonus share awards may be issued to participants as a bonus or in consideration for past services actually rendered for the Company, or in lieu of obligations of the Company to pay cash or deliver other property under the plan or under other plans or compensation arrangements. The bonus shares can be awarded under terms and agreements that are determined by the Compensation Committee and/or the Board.

Change in Control. Unless otherwise determined by the Board and/or Compensation Committee at the time of the grant of an award, in the event of a change in control of the Company, all outstanding stock options will become fully vested. If a participant’s service with the Company is involuntarily terminated at any time within twelve months after a change in control, and unless otherwise determined by the Board and/or Compensation Committee at the time of the grant of an award, any restricted period with respect to restricted shares will lapse and all such shares will become fully vested.

A “change in control” means, with certain exceptions: (i) an acquisition of beneficial ownership of 50% or more of the outstanding common stock; (ii) a merger in which the Company is not the surviving entity, or a sale by the Company or the Bank of all or substantially all of its assets; or (iii) the acquisition by any person or group by means of a merger, consolidation or purchase of 80% or more of its outstanding shares.

Effective Date, Term, Amendment and Termination. The plan will remain in effect until the earlier of (a) the date that no additional shares are available for issuance, (b) the date the plan is terminated by the Board of Directors in accordance with its terms or (c) the tenth anniversary of the date of the original shareholder approval of the plan. Termination will not affect grants and awards then outstanding under the plan. The Board of Directors may terminate or amend the plan at any time without shareholder approval, unless such approval is necessary to comply with the Securities Exchange Act of 1934, the Internal Revenue Code, NASDAQ rules, or other applicable law. No termination, amendment or modification of the plan may in any manner affect any award previously granted under the plan without the consent of the participant to whom the award was granted or the transferee of the award.

Restriction on Transfer. Awards granted under the plan are generally non-transferable, except by will or the laws of descent and distribution. The Board may permit participants to transfer awards (other than stock options) to members of their immediate family, to one or more trusts solely for the benefit of such immediate family members, and to partnerships into which such family members or trusts are the only partners.

Other Provisions. The Board may establish procedures providing for the delivery of shares of Company common stock, in satisfaction of withholding tax obligations.

Federal Income Tax Consequences. Under present law, the following are the U.S. federal income tax consequences generally arising with respect to stock options, restricted stock, bonus shares and performance share awards:

Upon exercising a non-statutory option, a participant must recognize ordinary compensation income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. The Company will be entitled to a deduction for the same amount. Upon sale of such shares by the optionee, any difference between the sales price and fair market value on the date of exercise will be treated as a long-term capital gain (loss) if the stock has been held for at least 12 months.

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For an incentive stock option, the optionee generally will recognize no taxable income upon grant or exercise of the option. If the acquired stock is held for at least two years from date of grant and one year from date of exercise, any gain or loss realized upon disposition of the shares will be treated as long-term capital gain (loss). If the acquired stock is sold prior to the satisfaction of these holding period requirements, the difference between the option price and the fair market value of the shares on the date of exercise will be treated as ordinary compensation income. The Company will be entitled to a deduction for the same amount. If compensation is recognized and the stock is sold, any difference between fair market value on date of exercise and the sales price will be recognized as either short- or long-term capital gain or loss, depending upon the amount of time the acquired stock was held. For alternative minimum tax purposes, the exercise of an incentive stock option will create an adjustment item in the year of exercise equal to the difference between the option price and fair market value on date of exercise. This adjustment item will create an adjusted tax basis for alternative minimum tax purposes different from regular tax purposes in the stock equal to the fair market value on date of exercise.

Recipients of restricted stock awards will recognize ordinary income in an amount equal to the fair market value of the shares of Company common stock granted to them at the time that the shares vest and become transferable. A recipient of a restricted stock award may, however, elect to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of restricted stock awards in the year in which such amounts are included in income.

Performance share and bonus share awards result in the recognition of ordinary income in an amount equal to the fair market value of shares of Company common stock paid to participants. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by plan participants.

Director Compensation

Each non-employee director receives compensation for service on the board of directors and committees of the Company and the Bank.. Mr. Gubin, who serves as Chairman of the Board, receives a $60,000 as an annual retainer, and all other directors receive $30,000 as an annual retainer. In addition, Mr. Gubin receives $3,375 for each Board meeting attended, and all other directors receive $2,250 for each Board meeting attended. For Audit Committee meetings, the Chairman receives compensation of $600 for each meeting attended, and the other members receive $450. For the Board Loan Committee meetings, Mr. Gubin, as Chairman, receives compensation of $1,125 for each meeting attended and the other members receive $750. Compensation Committee meetings, Mr. Gubin, as Chairman, receives compensation of $525 for each meeting attended and the other members receive $300.

Mr. Gubin also received Company’s common stock with grant-date fair value of $579,274 for additional services performed as a director. These services include actively participating in the Bank’s marketing efforts to generate new loan and deposits relationships, as well as supporting the Company’s investor relations activities.

Director Compensation Table For 2025

The following table shows compensation paid, earned or awarded to each of the non-employee directors of our Board for 2025:

	Fees Earned or	Stock	All Other
Name	Paid in Cash ($)	Awards ($) (2)	Compensation ($)	Total ($)
Moishe Gubin	$95,125	$579,274	$-	$674,400
Joel Klein	45,100	-	-	45,100
Thomas Procelli	49,900	-	-	49,900
Martin Schmidt, Director (1)	20,850	-	-	20,850
Avi M. Zwelling	57,400	-	-	57,400
Michael Blisko	36,750	-	-	36,750
Steve Newman	60,250	-	-	60,250
Total	$365,375	$579,274	$-	$944,650

(1)	Martin Schmidt served on our board until January 28, 2025. Fees earned include a pro rata portion of his annual retainer fee for the period of time Martin Schmidt served on our board in 2025.

(2)	This amount represents the fair value of the stock grant made to Mr. Gubin in payment of a portion of his director’s fees. For additional information, refer to Notes 1 and 12 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

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SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

This following table sets forth information regarding the beneficial ownership of the common stock as of March 9, 2026, for:

●	each of the directors and executive officers of the Company and the Bank;

●	all of the directors and executive officers of the Company and the Bank as a group; and

●	each other person known by the Company to own beneficially more than 5% of the Company common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. The persons named in the table have sole voting and investment power or have shared voting and investment power with a spouse with respect to all shares of common stock shown as beneficially owned by them, unless otherwise indicated in these footnotes.

Name of Beneficial Owners	Number of Shares Beneficially Owned	Percent of Class (1)
Directors and Executive Officers
Moishe Gubin, Director	974,560	8.01%
Joel Klein, Director	94,404	0.78%
Thomas Procelli, Director	3,627	0.03%
Avi Zwelling, Director	31,118	0.26%
Steven Newman, Director	29,055	0.24%
Michael Blisko, Director	1,137,066	9.35%
Timothy Terry, President, Chief Executive Officer	1,638	0.01%
All directors and executive officers as a group	2,272,467	18.68%

Other Greater than 5% Shareholders (2)

1.	Based on 12,166,437 shares of common stock outstanding on March 9, 2026.
2.	Based on information available to the Company from its transfer agent and the NOBO list as March 9, 2026, the Company is not aware of other beneficial owner of more than 5% of its outstanding common stock.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, as well as persons who own 10% or more of a class of the Company’s equity securities, to file reports of their ownership of the Company’s securities, as well as statements of changes in such ownership, with the SEC. The Company believes that all such filings required during 2025 were made on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2025, there have been no transactions or any proposed transactions in which the Company was or is a party, in which the amount involved exceeded $120,000, and in which a director, director nominee, executive officer, holder of more than 5% of the Company’s common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Loans to Officers, Directors and Affiliates

The Bank offers loans in the ordinary course of business to its directors and employees, including executive officers, their related interests and immediate family members. Applicable law and Bank policy require that these loans be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and must not involve more than the normal risk of repayment or present other unfavorable features. Loans to individual employees, directors and executive officers must also comply with the Bank’s lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of such loan application. At December 31, 2025, loans to related parties were made in the ordinary course of business on substantially the same terms as those prevailing for comparable transactions with non-related parties. Additional information regarding related-party transactions is included in Note 11 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

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SHAREHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2027 annual meeting of shareholders and that shareholders desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its corporate offices no later than November 24, 2026, which is 120 calendar days prior of this year’s mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

If a shareholder wishes to present a proposal at the Company’s 2027 annual meeting or to nominate one or more directors and the proposal is not intended to be included in the Company’s proxy statement relating to that meeting, the shareholder must give advance written notice to the Company by January 1, 2027, as required by SEC Rule 14a-4(c)(1).

Any shareholder filing a written notice of nomination for director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held. Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.

SOLICITATION OF PROXIES

The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. All of the costs of solicitation of proxies will be paid by the Company. We may also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s shares of common stock. In addition to solicitations by mail, the Company’s directors, officers and employees, including those of the Bank, may solicit proxies personally, by telephone or otherwise, but will not receive any additional compensation for their services.

OTHER MATTERS

Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

HOW TO OBTAIN EXHIBITS TO FORM 10-K AND OTHER INFORMATION

A copy of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025 is included with this proxy statement. We will mail without charge copies of any particular exhibit to the Company’s Form 10-K upon written request. Requests should be sent to OptimumBank Holdings, Inc., Attn: Seth Denison, 2929 East Commercial Boulevard, Suite 303, Fort Lauderdale, Florida 33308. Our proxy statement, annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, as well as any amendment to those reports, are also available free of charge through the SEC’s website, www.sec.gov.

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Appendix A

AMENDMENT TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

OPTIMUMBANK HOLDINGS, INC.

Pursuant to Sections 607.1001, 607.1003, and 607.1006, Florida Statutes, OptimumBank Holdings, Inc. has adopted this Amendment to Amended and Restated Articles of Incorporation. This amendment was approved by the Board of Directors on ___________, 2026, and by the holders of Common Stock, which was the only class of stock entitled to vote, on April 28, 2026.

Pursuant to this amendment, Article 3 states:

ARTICLE III

(a) The aggregate number of shares of stock of all classes that the corporation shall have authority to issue is 66,000,000 shares, of which 30,000,000 shares shall be voting common stock, par value $0.01 per share (“Voting Common Stock”), 30,000,000 shares of nonvoting common stock, par value $0.01 per share (“Nonvoting Common Stock”), and of which 6,000,000 shares shall be preferred stock, no par value (“Preferred Stock”).

(b) Except as set forth in this Article 3(b), the Voting Common Stock and the Nonvoting Common Stock shall have the same rights and privileges, share ratably in all assets of the corporation upon its liquidation, dissolution or winding-up, shall be entitled to receive dividends in the same amount per share and at the same time when, as, and if declared by the corporation’s Board of Directors, and be identical in all other respects as to all other matters, except voting. Except as may be otherwise required by law or these Articles of Incorporation, each holder of Voting Common Stock shall have one vote in respect of each share of Voting Common Stock held of record on all matters voted upon by the shareholders. The holders of Nonvoting Common Stock shall have no voting rights except as required by law or these Articles of Incorporation. When shares of Nonvoting Common Stock are entitled to vote, each holder shall have one vote per share of Nonvoting Common Stock held of record on the matters as to which such shares are entitled to vote. In the event of any stock split, combination, or reclassification of shares of either Common Stock or Nonvoting Common Stock, the outstanding shares of the other class shall be proportionately split, combined, or reclassified in a similar manner.

(c) The Board of Directors of the corporation is hereby granted the authority, subject to the provisions of this Article III and to the limitations prescribed by law, to classify the unissued shares of Preferred Stock into one or more series of Preferred Stock and with respect to each such series to fix by resolution or resolutions providing for the issuance of such series the terms, including the preferences, rights and limitations, of such series. Each series shall consist of such number of shares as shall be stated in the resolution or resolutions providing for the issuance of such series together with such additional number of shares as the Board of Directors by resolution or resolutions may from time to time determine to issue as a part of the series. The Board of Directors may from time to time decrease the number of shares of any series of Preferred Stock (but not below the number thereof then outstanding) by providing that any unissued shares previously assigned to such series shall no longer constitute part thereof and restoring such unissued shares to the status of authorized but unissued shares of Preferred Stock.

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(d) The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i)	The number of shares constituting that series and the distinctive designation of that series;
(ii)	The dividend rate on the shares of that series, whether dividends shall be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payments of dividends on shares of that series;
(iii)	Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;
(iv)	Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;
(v)	Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption rates;
(vi)	Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; and
(vii)	Any other relative rights, preferences, and limitations of that series.

(e) The holders of shares of each series of Preferred Stock shall be entitled upon liquidation or dissolution, or upon the distribution of the assets, of the corporation to such preferences as provided in the resolution or resolutions creating the series, and no more, before any distribution of the assets of the corporation shall be made to the holders of any other series of Preferred Stock or to the holders of shares of Voting Common Stock or Nonvoting Common Stock. Whenever the holders of shares of Preferred Stock of all series shall have been paid the full amounts to which they shall be entitled, the holders of shares of Voting Common Stock and Nonvoting Common Stock shall be entitled to shares ratably in all the remaining assets of the corporation.

The undersigned duly authorized officer of OptimumBank Holdings, Inc. executed this Amendment to Amended and Restated Articles of Incorporation on April 28, 2026.

OPTIMUMBANK HOLDINGS, INC.

Moishe Gubin
Chairman of the Board of Directors

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